UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2005

CORVEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-19291 (Commission File Number)	33-0282651 (IRS Employer Identification No.)

2010 Main Street, Suite 600, Irvine, California (Address of Principal Executive Offices)		92614 (Zip Code)

Registrant’s telephone number, including area code (949) 851-1473

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     On July 1, 2005, CorVel Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated July 1, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION (Registrant)
Dated: July 1, 2005	/s/ RICHARD J. SCHWEPPE
Richard J. Schweppe
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated July 1, 2005.